UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/12/2005

OCTEL CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

PO Box 17, Ellesmere Port, Cheshire, CH65 4HF
(Address of Principal Executive Offices, Including Zip Code)

011 44 151 355 3611
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Further to the Form 8-K filed by the Corporation on September 8, 2005 announcing the appointment of Patrick Williams as Executive Vice President of the Corporation and President, Petroleum Specialties, the terms of his employment with the Corporation were finalised and embodied in a letter of appointment which was signed by Mr Williams on October 11, 2005. A copy of the letter of appointment is attached to this report as exhibit 99.1

The information contained in this Item 1.01 and in the attached exhibit 99.1 are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OCTEL CORP.

Date: October 12, 2005.	By:	/s/ Andrew Hartley
Andrew Hartley
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Letter of Appointment of Patrick Williams